SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 3, 2012

Littlefield Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Lamar Boulevard
Austin, Texas 78705
(Address of principal executive office)
Issuer's telephone number:   (512) 476-5141

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Director

Littlefield Corporation announced that Greg Marchbanks has resigned from its board of directors effective August 3, 2012.  In tendering his resignation, Mr. Marchbanks did not express any disagreement with the company on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 7, 2012	Littlefield Corporation

		By:	/s/ Jeffrey L Minch
			Name:	Jeffrey L. Minch
			Title:	President and Chief Executive Officer